SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) February 21, 2006
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 21, 2006, AMCON Distributing Company issued a press release announcing the late filing of its quarterly report and a preliminary estimate of its results of operations for its first quarter ended December 31, 2005. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On February 21, 2006, AMCON Distributing Company issued a press release announcing that the Company will receive of a notice from the American Stock Exchange ("AMEX") of a failure to timely file its Quarterly Report on Form 10-Q for the first quarter ended December 31, 2005 ("Quarterly Report") resulting in a violation of Sections 134, 1003(d) and 1101 of the AMEX Company Guide and AMCON's agreement with the AMEX. The Company had previously received a notice with respect to the late filing of its Annual Report on Form 10-K for the fiscal year ended September 30, 2005 ("Annual Report"). As result of the notice, the indicator .LF will be added to the Company's stock symbol in any place the Company's symbol is transmitted with a quotation or a trade.

As reported in a press release issued on January 16, 2006 and a Form 8-K filed with the Securities and Exchange Commission (the "SEC") on January 17, 2006, the Annual Report was delayed and was not filed by the due date of December 29, 2005 or by the extension date of January 13, 2006 primarily because of the uncertainty surrounding the accounting treatment of issues associated with its two beverage subsidiaries, Trinity Springs, Inc. and Hawaiian Natural Water Company, Inc. AMCON also announced estimated ranges of its fiscal 2005 financial results in the press release issued on January 16, 2006.

As a condition to maintain listing of its common stock on the AMEX, AMCON submitted a plan to the AMEX that addressed its failure to file its Annual Report and its anticipated late filing of its Quarterly Report and the action AMCON has taken, or will take, that will bring it into compliance with Sections 134, 1003(d) and 1101 of the AMEX Company Guide and AMCON's agreement with the AMEX by filing its Annual Repot no later than March 31, 2006 and by filing its Quarterly Report within two to four weeks after filing the Annual Report. However, the is no guarantee that the plan will be accepted or rejected by the AMEX.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.











                                      2



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1              Press release, dated February 21, 2006



                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: February 22, 2006          By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Vice President &
                                           Chief Financial Officer





                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1             Press release, dated February 21, 2006


                                      3





















                                Exhibit 99.1

                                NEWS RELEASE

                AMCON REPORTS FILING STATUS OF QUARTERLY REPORT
                    AND PRELIMINARY ESTIMATE OF RESULTS FOR
                     FIRST QUARTER ENDED DECEMBER 31, 2005

Omaha, NE, February 21, 2006   AMCON Distributing Company (AMEX:DIT), an Omaha,
Nebraska based consumer products company, announced today that it was not able to timely file its Quarterly Report on Form 10-Q for the first quarter ended December 31, 2005. On January 16, 2006, the Company issued a press release announcing that it was unable to file its Annual Report on Form 10-K for the fiscal year ended September 30, 2005 due to uncertainties surrounding two of the Company's subsidiaries. As a result of the delay in filing its Annual Report for fiscal 2005, the Company will not be able to file its Quarterly Report on Form 10-Q for the first quarter ended December 31, 2005 until the Form 10-K for fiscal 2005 is filed. The Company does not believe that it will be in a position to file its Annual Report on Form 10-K for fiscal 2005 prior to March 31, 2006 and does not believe that it will be in a position to file its Quarterly Report on Form 10-Q for the first quarter ended December 31, 2005 prior to April 21, 2006.

Michael James, AMCON's CFO, stated "As a result of being unable to file our Quarterly Report on Form 10-Q for the first quarter ended December 31, 2005 ("Quarterly Report"), the Company will receive a notice from the American Stock Exchange ("AMEX") of a failure to timely file the Quarterly Report which results in a violation of Sections 134, 1003(d) and 1101 of the AMEX Company Guide and AMCON's agreement with the AMEX. The Company had previously received a notice with respect to the late filing of its Annual Report for fiscal 2005 ("Annual Report Notice") and, as result of the Annual Report Notice, the indicator .LF has been added to the Company's stock symbol in any place the Company's symbol is transmitted with a quotation or a trade. The Company has submitted a plan to the AMEX that addressed its failure to file its Annual Report for fiscal 2005 and the action that the Company has taken, or will take, that will bring it into compliance with Sections 134, 1003(d) and 1101 of the AMEX Company Guide and the Company's agreement with the AMEX by no later than March 31, 2006. However, there is no guarantee that the plan will be accepted or rejected by the AMEX.

"The Company currently estimates that its net loss for the first quarter ended December 31, 2005 will be approximately $1.1 million compared to a net loss of $0.1 million for the first quarter of fiscal 2004. This estimate excludes any impact for accounting for any of the uncertainties related our beverage subsidiaries previously discussed. The loss was primarily attributable to the Company's beverage segment which incurred $1.0 million of the estimated net loss." James continued.

Kathleen Evans, President of AMCON, added "the wholesale distribution and retail health food businesses continued to generate positive cash flows during the quarter and performed according to plan. We expect that these businesses will generate positive net income in fiscal 2006."






AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akin's Natural Foods Market. Hawaiian Natural Water Company, Inc. produces and sells natural spring water under the Hawaiian Springs label in Hawaii and other foreign markets and purified bottled water on the Island of Oahu in Hawaii. The natural spring water is bottled at the source on the Big Island of Hawaii. Trinity Springs, Inc. produces and sells geothermal bottled water and a natural mineral supplement under the Trinity label and recently introduced a vitamin enhanced beverage product under the Trinity Enhanced label. The water and mineral supplement are both bottled at the base of the Trinity Mountains in Paradise, Idaho, one of the world's deepest known sources.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

       Visit AMCON Distributing Company's web site at: www.amcon.com

FOR FURTHER INFORMATION CONTACT:
Michael D. James
Chief Financial Officer
AMCON Distributing Company
Tel 402-331-3727
Fax 402-331-4834

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